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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 1, 1997


                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.

      (Exact name of registrant as specified in its governing instruments)


           Delaware                      33-97994               56-1643598
(State or other jurisdiction     (Commission File Numbers)   (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                           One First Union Center, DC6
                            301 South College Street
                         Charlotte, North Carolina 28288
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (704) 374-6161

                                                Exhibit Index appears on page 3

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Item 5.  Other Events

                  On or about May 16, 1997 the Registrant will cause the issuance and sale of approximately $1,155,321,000 initial principal amount of Commercial Mortgage Pass-Through Certificates, Series 1997-C1, Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class IO, Class F, Class G, Class H, Class J, Class K, Class R-I, Class R-II and Class R-III (collectively, the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of May 1, 1997, among the Registrant, First Union National Bank of North Carolina as master servicer, CRIIMI MAE Services Limited Partnership, as special servicer and State Street Bank and Trust Company, as trustee.

                  In connection with the sale of the Series 1997-C1, Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E and Class IO Certificates (collectively, the "Underwritten Certificates"), the Registrant has been advised by Lehman Brothers Inc. and First Union Capital Markets Corp. (together, the "Underwriters") that either one or both of the Underwriters have, following the effective dates of Registration Statement No. 33-97994, furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates, which Computational Materials are being filed as an exhibit to this report.

                  The Computational Materials have been provided by either one or both of the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials were prepared by either one or both of the Underwriters. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for all investors.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

Item 7.           Financial Statements and Exhibits

          (a)     Financial Statements.

                  Not applicable.

          (b)     Pro Forma Financial Information.

                  Not applicable.

          (c)     Exhibits.

                          Item 601(a) of Regulation
Exhibit Number                 S-K Exhibit No.               Description
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      1                               99                 Computational Materials

                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.



                              By: /s/ Michael H. Greco
                                 Name:  Michael H. Greco
                                 Title:  Senior Vice President

Dated:  May 22, 1997

                                  EXHIBIT INDEX




                             Item 601(a) of Regulation
Exhibit Number               S-K Exhibit No.                 Description
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          1                           99                    Computational
                                                            Materials